UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 17, 2008

CYALUME TECHNOLOGIES HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-52247	20-3200738
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Challenger Road Ridgefield Park, NJ	07660
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (201) 708-9801

Vector Intersect Security Acquisition Corp.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 17, 2008, the Stock Purchase Agreement dated February 14, 2008, and amended on October 22, 2008 (as amended, the “Agreement”), by and among Cyalume Technologies Holdings, Inc. (f/k/a Vector Intersect Security Acquisition Corp.) (the “Company”), Cyalume Technologies, Inc. (“Cyalume”), GMS Acquisition Partners Holdings, LLC (“GMS”), and Cyalume Acquisition Corp., the Company’s wholly owned subsidiary (the “Acquisition Subsidiary”), was amended such that (i) the purchase price consideration was paid pursuant to a schedule delivered by GMS to the Company, and (ii) Section 8.12 of the Agreement, which required the Company to pay proceeds of certain ongoing litigation of Cyalume, should any be recovered, to the members of GMS, was deleted in its entirety.

On December 18, 2008, the Agreement was amended (i) to adjust the estimated purchase price, as described below; (ii) to delete a provision that provided that any cash of Cyalume in excess of $2,000,000 immediately prior to December 19, 2008 would be for the benefit of GMS, and (iii) to add a provision that all cash and cash equivalents of Cyalume and its subsidiaries remaining on December 19, 2008 shall be included in the calculation of Cyalume’s net working capital and that loans made to Cyalume by affiliates of the Company on or around December 19, 2008 shall not be included in the calculation of Cyalume’s net working capital. The adjustment to the estimated purchase price provided that if such estimated purchase price is a positive amount, the Company will issue an additional 12,314 shares of the Company’s common stock to members of GMS, and if the estimated purchase price is a negative amount, the Company will decrease the amount that GMS or Cova Small Cap Holdings, LLC, a member of GMS, is required to pay to the Company (the “Negative Adjustment Shares”) by 12,314 shares of the Company’s common stock, except that if the Negative Adjustment Shares equals less than 12,314 shares of the Company’s common stock, then the Company will be required to issue to members of GMS an amount of shares equal to 12,314 less the Negative Adjustment Shares.

Item 2.01 Completion of Acquisition or Disposition of Assets

On December 19, 2008, pursuant to the terms of the Agreement, as amended, the Company acquired all of the outstanding securities of Cyalume from GMS through the Company’s wholly owned subsidiary, Acquisition Subsidiary, resulting in Cyalume becoming a wholly owned indirect subsidiary of the Company (the “Transaction”). Promptly after the Transaction, the Acquisition Subsidiary was merged with and into the Company, resulting in Cyalume becoming a wholly owned subsidiary of the Company. Cyalume primarily produces products based on a technology whereby light is generated through a chemical reaction, known as chemiluminescence. In addition, Cyalume also produces reflective (patches) and reflective plus photoluminescent (fire tape) products, some of which incorporate infrared light technology.

Pursuant to the agreement, at the closing of the acquisition, the following consideration was paid by the Company:

•	Repayment of $40,346,275.76 of indebtedness of Cyalume;
•	Payment of $425,000 of Cyalume’s unpaid acquisition expenses;
•	6,430,928 shares of the Company’s common stock payable to the members of GMS;
•	$30,164,241 in cash to holders of GMS’s Series A Preferred Units and Series B Preferred Units; and
•	$3,500 to the escrow agent.

In connection with the approval of the Transaction at the December 19, 2008 Special Meeting of Stockholders of the Company, the Company’s stockholders also approved (i) an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation to change the Company’s corporate name from Vector Intersect Security Acquisition Corp. to Cyalume Technologies Holdings, Inc.; and (ii) an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation to remove certain provisions containing procedures and approvals applicable to the Company prior to the consummation of a business combination that will no longer be operative upon consummation of the acquisition.

BUSINESS

Cyalume was incorporated in the state of Delaware on March 27, 1997. The business of the Company is described in the Company’s Definitive Proxy Statement dated December 3, 2008, in the section entitled “Information about Cyalume,” beginning on page 78, which is incorporated herein by reference.

RISK FACTORS

The risks associated with business are described in the Company’s Definitive Proxy Statement dated December 3, 2008, in the section entitled “Risk Factors,” beginning on page 23, which is incorporated herein by reference.

FINANCIAL INFORMATION

The financial information of the Company is included in the Company’s Definitive Proxy Statement dated December 3, 2008, in the sections entitled “Cyalume Management’s Discussion and Analysis of Financial Condition and Results of Operations,” beginning on page 87, “Vector Management’s Discussion and Analysis or Plan of Operations,” beginning on page 110, “Unaudited Pro Forma Condensed Consolidated Financial Statements,” beginning on page 114, and “Index to Financial Statements,” beginning on page F-1, each of which is incorporated herein by reference.

PROPERTIES

The facilities are described in the Company’s Definitive Proxy Statement dated December 3, 2008, in the sections entitled “Information about Cyalume – Facilities,” beginning on page 82, and “Information about Vector – Facilities,” beginning on page 109, each of which is incorporated herein by reference.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of the combined Company’s common stock immediately after the consummation of the Transaction by each person who is known by the Company to beneficially own more than 5% of the Company’s common stock, each person who would be considered a named executive officer, each director and all officers and directors as a group. Shares of common stock which an individual or group has a right to acquire within 60 days pursuant to the exercise or conversion of options, warrants or other similar convertible or derivative securities are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. This table includes in the calculation of beneficial ownership warrants which become exercisable upon closing of the transaction between the Company and Cyalume.  For this table it is also assumed GMS will not transfer the shares of the Company it acquires from public stockholders although it may choose to do so.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Common Stock
Yaron Eitan	1,507,062 (2)	9.01
Winston J. Churchill	2,488,212 (3)	14.87
Derek Dunaway	*	*
Michael Bielonko	*	*
Edgar (Earl) Cranor	*	*
Thomas McCarthy	*	*
Marc L. Abramowitz	93,750	0.58
Archie Clemins	93,750	0.58
Joseph T. Gorman	93,750	0.58
Tom Rebar(4)	827,374	4.97
Doron Cohen	0	0.00
Jason Epstein	0	0.00
Daniel Gaspar	0	0.00
Frank Kline	*	*
Yair Shamir	712,500 (5)	4.41
General (Ret.) Jack Keane	0	0.00
Cova Small Cap Holdings, LLC(6)	*	*
Kline Hawkes Pacific, LP(7)	*	*
Stanford Financial Group Ltd.(8)	1,018,230	6.16
GMS Acquisition Partners Holdings, LLC(9)	8,493,428	52.94
All directors and executive officers as a group and their affiliates(10)	4,161,650	24.56

* Because the final allocation of shares issued to has not yet been determined, the Company is not yet able to disclose the holdings of these persons. However, it is anticipated that GMS will make distributions of shares to its members (including these persons) as soon as it is able to determine the appropriate distribution.

(1)	The business address of each beneficial owner, unless otherwise indicated, is c/o Cyalume Technologies Holdings, Inc., 65 Challenger Road, Ridgefield Park, NJ 07660.

(2)
Consists of (i) 585,938 shares of common stock, (ii) 93,750 warrants to purchase shares of common stock, (iii) 234,374 shares of common stock owned by SCP Private Equity Management Company, LLC, and (vi) 593,000 warrants to purchase shares of common stock owned by SCP Private Equity Management Company, LLC. Yaron Eitan, Winston Churchill, Thomas G. Rebar and Wayne B. Weisman are joint and equal owners of SCP Private Equity Management Company, LLC, each with equivalent rights as a member therein and each with a pecuniary interest in only 25% of such shares and warrants. The business address of SCP Private Equity Management Company, LLC is 1200 Liberty Ridge Drive, Suite 300, Wayne, PA 19087. Yaron Eitan, Winston Churchill, Thomas G. Rebar and Wayne B. Weisman are joint and equal owners of SCP Private Equity Management Company, LLC, each with equivalent rights as a member therein and each with a pecuniary interest in only 25% of such shares and warrants.

(3)
Consists of (i) 942,088 shares of common stock, (ii) 93,750 warrants to purchase shares of common stock, (iii) 234,374 shares of common stock owned by SCP Private Equity Management Company, LLC, (iv) 593,000 warrants to purchase shares of common stock owned by SCP Private Equity Management Company, LLC, and (iv) 625,000 shares of common stock to be purchased from GMS on or prior to January 15, 2009. Yaron Eitan, Winston Churchill, Thomas G. Rebar and Wayne B. Weisman are joint and equal owners of SCP Private Equity Management Company, LLC, each with equivalent rights as a member therein and each with a pecuniary interest in only 25% of such shares and warrants.

(4)
Consists of (i) 234,374 shares of common stock owned by SCP Private Equity Management Company, LLC, and (ii) 593,000 warrants to purchase shares of common stock owned by SCP Private Equity Management Company, LLC. Mr. Rebar shares voting and dispositive power over the warrants and shares of common stock held by SCP Private Equity Management Company, LLC and has a pecuniary interest in only 25% of such shares and warrants.

(5)
Consists of (i) 593,750 shares of common stock owned by Catalyst Equity Management, over which Yair Shamir has voting and dispositive power and (ii) 118,750 warrants to purchase shares of common stock owned by Catalyst Equity Management, over which Yair Shamir has voting and dispositive power.

(6)	Andrew Intrater has voting and dispositive power over the shares of common stock held by Cova Small Cap Holdings, LLC.

(7)	Frank Kline has voting and dispositive power over the shares of common stock held by Kline Hawkes Pacific, LP.

(8)
Based on information contained in a Schedule 13G filed by Stanford Financial Group Ltd. on October 6, 2008. Includes warrants to purchase up to 498,230 shares of the Company’s common stock which become exercisable upon the Company’s completion of a business combination. James M. Davis has voting and dispositive power over the shares of the Company’s common stock owned by Stanford Financial Group. The business address of Stanford Financial Group Ltd. is No. 11 Pavilion Drive, St. John’s, Antigua — Barbuda, West Indies.

(9)
Includes 6,430,928 shares of common stock issued to GMS on December 19, 2008 which will be distributed to its members once the appropriate distribution amounts are determined.  Includes 625,000 shares of common stock to be sold to Winston Churchill or his designees by January 15, 2009.  The business address of GMS Acquisition Partners Holdings, LLC is c/o Columbus Nova, 153 East 53rd Street, New York, New York 10022.

(10)
Includes (i) the warrants to purchase shares of common stock and the shares of common stock owned by SCP Private Equity Management Company, LLC, an entity in which Yaron Eitan, Winston J. Churchill and Tom Rebar each own a 25% beneficial interest,  and (ii) the warrants to purchase shares of common stock and the shares of common stock owned by Catalyst Equity Management, over which Yair Shamir has voting and dispositive power. This number will include, once GMS determines the appropriate distribution to its members, (i) the shares of common stock owned by Kline Hawkes Pacific, LP., over which Frank Kline has voting and dispositive power, and (ii) the shares owned by Messrs. Bielonko, Cranor, McCarthy and Kline.

DIRECTORS AND EXECUTIVE OFFICERS

The directors and executive officers of the Company immediately after the consummation of the acquisition are described in the Company’s Definitive Proxy Statement dated December 3, 2008, in the section entitled “Directors and Management,” beginning on page 124, which is incorporated herein by reference.

On December 19, 2008, Yaron Eitan resigned as President and Chief Executive Officer and Isaac Applbaum resigned as a director of the Company. Also on December 19, 2008, Jason Epstein, Daniel Gaspar, Frank Kline, Yair Shamir and General (Ret.) Jack Keane were elected as directors of the Company, Winston J. Churchill was appointed Chairman of the Board, Yaron Eitan was appointed Vice Chairman of the Board, Derek Dunaway was appointed President and Chief Executive Officer and Michael Biekonko was elected Chief Financial Officer of the Company.

EXECUTIVE COMPENSATION

The executive compensation of the executive officers and directors is described in the Company’s Definitive Proxy Statement dated December 3, 2008, in the section entitled “Directors and Management,” beginning on page 124, which is incorporated herein by reference.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The description of certain relationships and related transactions are described in the Company’s Definitive Proxy Statement dated December 3, 2008, in the sections entitled “Certain Relationships and Related Transactions,” beginning on page 133, and “Directors and Management,” beginning on page 124, each of which is incorporated herein by reference.

LEGAL PROCEEDINGS

The legal proceedings are described in the Company’s Definitive Proxy Statement dated December 3, 2008, in the sections entitled “Information about Cyalume – Legal Proceedings,” on page 82, and “Information about Vector – Legal Proceedings,” beginning on page 109, each of which is incorporated herein by reference.

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Information about the market price, number of stockholders of record and dividends is described in the Company’s Definitive Proxy Statement dated December 3, 2008, in the section entitled “Price Range of Securities and Dividends,” beginning on Page 33, which is incorporated herein by reference.

The closing price per share of the Company’s common stock, warrants and units as reported on the Over-the-Counter Bulletin Board on December 3, 2008 was $7.75, $1.04, and $9.24, respectively.

RECENT SALES OF UNREGISTERED SECURITIES

Information about the Company’s recent sales of unregistered securities is provided in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, filed with the Securities and Exchange Commission (“SEC”) on April 14, 2008, in the section entitled “Recent Sales of Unregistered Securities,” beginning on page 25, which is incorporated herein by reference.

Reference is made to the disclosure relating to Catalyst Equity Management in the Company’s Current Report on Form 8-K, filed with the SEC on September 8, 2008, and the Company’s Current Report on Form 8-K, filed with the SEC on October 15, 2008, each of which is incorporated herein by reference.

In connection with the consummation of the Transaction, on December 19, 2008, the Company transferred 150,000 shares of the Company’s common stock (at a price per share of $8.00) to SMH Capital Inc. (“SMH”) in exchange for finder services in connection with the Transaction. The shares of the Company’s common stock issued to SMH were not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from the registration requirements provided in Section 4(2) of the Securities Act.

In connection with the consummation of the Transaction, on December 19, 2008, the Company transferred 93,750 shares of the Company’s common stock (at a price per share of $8.00) to Rodman & Renshaw, LLC (“Rodman”), in partial payment for Rodman’s services as representative of the underwriters in the Company’s initial public offering. The shares of the Company’s common stock issued to Rodman were not registered under the Securities Act in reliance upon the exemption from the registration requirements provided in Section 4(2) of the Securities Act.

In connection with the consummation of the Transaction and pursuant to the Agreement, on December 19, 2008, the members of GMS were issued an aggregate of 6,430,928 shares of common stock of the Company.  The shares of the Company’s common stock issued to GMS were not registered under the Securities Act in reliance upon the exemption from the registration requirements provided in Section 4(2) of the Securities Act.

DESCRIPTION OF REGISTRANT’S SECURITIES

The description of the Company’s common stock, preferred stock, warrants and other securities can be found in the Company’s Definitive Proxy Statement dated December 3, 2008, in the section entitled “Vector’s Securities,” beginning on page 143, which is incorporated herein by reference.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Company’s Fifth Amended and Restated Certificate of Incorporation provides that no director will be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent this limitation or exemption is not permitted by the Delaware General Corporation Law.  The description of the indemnification provisions are set forth in the Company’s Definitive Proxy Statement dated December 3, 2008, in the section entitled “Vector’s Securities – Limitation of Liability of Directors and Officers,” beginning on page 145, which is incorporated herein by reference.

In addition, pursuant to the Transaction, the Company has agreed to indemnify each present and former director and officer of Cyalume against any and all damages arising out of or pertaining to matters existing or occurring at or prior to the closing of the Transaction.

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

The financial statements and selected financial information of the Company are included in the Company’s Definitive Proxy Statement dated December 3, 2008, in the sections entitled “Unaudited Pro Forma Condensed Consolidated Financial Statements,” beginning on page 114, and “Index to Financial Statements,” beginning on page F-1, each of which is incorporated herein by reference.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

Reference is made to the Company’s Definitive Proxy Statement dated December 3, 2008, in the section entitled “Directors and Management – Change in Auditors,” beginning on page 128, which is incorporated herein by reference.

Reference is made to the disclosure set forth under Item 4.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference, concerning “Change in Registrant’s Certifying Accountant.”

FINANCIAL STATEMENTS AND EXHIBITS

The Financial Statements and Exhibits are incorporated by reference from Item 9.01 of this Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Reference is made to the disclosure relating to TD Bank, N.A. in the Company’s Definitive Proxy Statement dated December 3, 2008, in the sections entitled “Summary – The Acquisition” beginning on page 10, and “Proposal to Acquire Cyalume,” beginning on page 39, each of which is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

Reference is made to the disclosure set forth under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference, concerning “Recent Sales of Unregistered Securities.”

Item 4.01Change in Registrant’s Certifying Accountant

On December 19, 2008, the Company engaged Carlin, Charron & Rosen, LLP (“CCR”) as its principal accountant and dismissed Miller, Ellin & Company, LLP from that role.  The change in accountants was approved by the Board of Directors of the Company and did not result from any dissatisfaction with the quality of professional services rendered by Miller, Ellin & Company, LLP (“Miller Ellin”).

Miller Ellin served as the Company’s independent public accountant from July 23, 2007 until December 19, 2008. During such period, there were no disagreements with Miller Ellin on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures. The audit report of the Company on the financial statements of the Company as of and for the periods ended December 31, 2007 and the related statements of income, stockholders’ equity and cash flows for the years ended December 31, 2007 and the period from July 19, 2005 (inception) to December 31, 2007 did not contain any adverse opinion or disclaimer of opinion, nor were any qualified or modified as to uncertainty, audit scope, or accounting principles.

The Company has requested Miller Ellin to furnish a letter addressed to the SEC stating whether it agrees with the above statements.  A copy of that letter will be filed as an amendment to this Current Report on Form 8-K.

During the fiscal year ended December 31, 2007 and in the subsequent interim period, the Company did not consult with CCR regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements and no written or oral advice was provided by CCR that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement or event, as set forth in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

Reference is made to the disclosure set forth under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference, concerning “Directors and Executive Officers” and “Executive Compensation.”

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amendments to the Company’s Fourth Amended and Restated Certificate of Incorporation are described in the Company’s Definitive Proxy Statement dated December 3, 2008, in the sections entitled “Proposal to Change Name to Cyalume Technologies Holdings, Inc.,” beginning on page 73, and “Proposal to Amend Vector’s Certificate of Incorporation to Remove Certain Provisions That Are No Longer Applicable to Vector,” beginning on page 74, each of which is incorporated herein by reference. The Company’s Fifth Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the state of Delaware on December 19, 2008.

Item 5.06 Change in Shell Company Status

The material terms of the transaction by which the Company’s wholly-owned subsidiary, Acquisition Subsidiary, acquired all of the outstanding shares of Cyalume are described in the Company’s Definitive Proxy Statement dated December 3, 2008, in the section entitled “Summary,” beginning on page 9, which is incorporated herein by reference, and under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a), (b) and (c) Financial Statements

The financial statements and selected financial information of the Company are included in the Company’s Definitive Proxy Statement dated December 3, 2008, in the sections entitled “Cyalume Management’s Discussion and Analysis of Financial Condition and Results of Operations,” beginning on page 87, “Vector Management’s Discussion and Analysis or Plan of Operations,” beginning on page 110, “Unaudited Pro Forma Condensed Consolidated Financial Statements,” beginning on page 114, and “Index to Financial Statements,” beginning on page F-1, each of which is incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
3.1	Fifth Amended and Restated Certificate of Incorporation
10.1	Stock Purchase Agreement, as amended (incorporated by reference to the Company’s Definitive Proxy Statement dated December 3, 2008)
10.2	Amendment 1 to Stock Purchase Agreement dated October 22, 2008 (Incorporated by reference to the Company’s Definitive Proxy Statement dated December 3, 2008)
10.3	Amendment 2 to Stock Purchase Agreement dated December 17, 2008
10.4	Amendment 3 to the Stock Purchase Agreement dated December 18, 2008
99.1	Press Release dated December 19, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYALUME TECHNOLOGIES HOLDINGS, INC.

Date: December 23, 2008	By:	/s/ Derek Dunaway
		Name:	Derek Dunaway
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Fifth Amended and Restated Certificate of Incorporation
10.1	Stock Purchase Agreement, as amended (incorporated by reference to the Company’s Definitive Proxy Statement dated December 3, 2008)
10.2	Amendment 1 to Stock Purchase Agreement dated October 22, 2008 (Incorporated by reference to the Company’s Definitive Proxy Statement dated December 3, 2008)
10.3	Amendment 2 to Stock Purchase Agreement dated December 17, 2008
10.4	Amendment 3 to the Stock Purchase Agreement dated December 18, 2008
99.1	Press Release dated December 19, 2008